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                          BLC FINANCIAL SERVICES, INC.


                                  [BLC LOGO]


                             MERGER FAIRNESS REVIEW




                                October 31, 2000





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                                                               [RYAN, BECK LOGO]
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                            PRIVATE AND CONFIDENTIAL

The attached materials have been compiled and prepared by Ryan, Beck & Co., Inc. solely for the use and information of the Board of Directors and management of BLC Financial Services, Inc. Such materials are not intended for viewing by any other person or party for any purpose, and no such review should be undertaken without the prior written consent of Ryan, Beck & Co., Inc. through one or more of its authorized officers.

Portions of the information contained herein are not publicly available and are not intended for public dissemination. The public disclosure or personal use of such information may be actionable under applicable federal and/or state securities laws.
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TABLE OF CONTENTS                                                     [BLC LOGO]

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   1)      TERM SHEET  AND STRUCTURE

   2)      ALLIED CAPITAL CORPORATION

              A) Description

              B) Selected Historical Financial Data

              C) Price / Volume Graphs

   3)      BLC FINANCIAL SERVICES, INC.

              A) Financial Comparison vs. Peer Group

              B) Price / Volume Graphs

   4)      VALUATION OF BLC FINANCIAL SERVICES, INC.

              A) Discounted Dividend Analysis

              B) Imputed Value Analysis

              C) Pro Forma Financial Statement Impact

              D) Break Even Analysis

   5)      ADVANTAGE OF THE TRANSACTION TO BLC STOCKHOLDERS

   6)      RELATIONSHIP OF  RYAN, BECK & CO., INC. WITH BLC, ALLIED AND
           FUTURONICS


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                            TERM SHEET AND STRUCTURE






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TERM SHEET                                                           [BLC LOGO]

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      BACKGROUND: BLC Financial Services, Inc. ("BLC") will be acquired by
      Allied Capital Corporation ("Allied") for premium to its current market price. Allied will purchase for cash the shares of Futuronics Corporation, holder of 2,595,224 shares of BLC. BLC will be combined with Allied Capital Express and will become a portfolio company of Allied Capital Corporation ("Allied"). Allied will own 94.9% of the portfolio company ("the Surviving Corporation") and the remaining 5.1% will be owned by officers and directors of BLC.

      CONSIDERATION TYPE: 0.180 shares of Allied common stock will be exchanged for each share of BLC common stock.

      TREATMENT OF VESTED OPTIONS AND WARRANTS: Holders will exercise prior to the acquisition and loans will be provided to the holders to enable them to finance the exercise.

      TREATMENT OF UNVESTED OPTIONS: The Surviving Corporation shall establish a non-qualified deferred compensation plan covering employees of the Surviving Corporation who remain an employee and who held options which had not vested.

      TREATMENT OF CONVERTIBLE DEBENTURES: BLC shall use its reasonable efforts to redeem all outstanding BLC Convertible Debentures prior to the Effective Time.

      MANAGEMENT CONTRACTS: Employment contracts are effective as of the closing for Robert Tannenhauser and Jennifer Goldstein.

      MANAGEMENT OF BLC: BLC's management will be retained and will serve as the senior management team of the acquirer's portfolio company.


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TERM SHEET                                                            [BLC LOGO]

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      OFFICERS: The Officers of BLC immediately prior to the Effective Time will be the initial officers of the Surviving Corporation, until such officers are duly elected and qualified.

      VOTING: The Agreement and all transactions contemplated by the Agreement require the approval of 51% of the outstanding shares of Common Stock and Class B Common Stock together as a single class.

      COVENANTS: BLC is restricted from engaging in certain material activities and activities outside the ordinary course of business between the time of the signing of and the Effective Time.

      NON-SURVIVAL: The representations, warranties, covenants and agreements made by the parties shall not survive the closing of the Merger, with the exception of certain limited covenants.

      INDEMNIFICATION: Allied agrees not to adversely amend the Directors and Officers D & O Insurance for a period of six years following the Effective Time.

      NO SOLICITATION: Solicitation from a third person or entity is prohibited.

      CLOSING: Consummation of the Merger is subject to the fulfillment or waiver of mutual closing conditions. The conditions are as followed:

                  - Approval and adoption of the Agreement by the Shareholders.

                  -     Approval of the Merger from the SBA.

                  - Allied's issued common stock resulting from the merger is approved for listing on the NASDAQ National Market.

                  -     Registration Statement filed with the SEC by Allied.

                  - No more than $250,000 in aggregated principal amount of Convertible Debt be outstanding.


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TERM SHEET                                                            [BLC LOGO]

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      TERMINATION FEE: BLC shall pay to Allied a termination fee of $2,750,000 in the event that the Board terminated the Agreement upon accepting a Superior Proposal (as defined in the Merger Agreement).

      TERMINATION: The Agreement may be terminated:

            - Merger shall not have been consummated on or before April 30, 2001.

            - If shareholders who voted on the Merger breach any of their respective obligations under Article VI of the Merger Agreement and such breach continues for a period of ten days after receipt of notice of the breach.

            -     If Allied has not met or had waived conditions specified in
                  Article VII or IX of the Merger Agreement.

            - If Allied, BLC or Futuronics has breached any of their respective obligations under Article VI of the Merger Agreement.

            -     If BLC accepts an Acquisition Proposal in accordance with
                  section 6.9 of the Merger Agreement.

            -     If by mutual written consent of Allied, BLC and Futuronics.



      VOTING AGREEMENT: Robert Tannenhauser, Carol Tannenhauser, David Tannenhauser, Emily Tannenhauser, Peter Blanck, Jennifer Goldstein, Diane Rosenfeld, R. Matthew McGee and Futuronics will agree to vote all shares in favor of the Merger.

      LOCK-UP LETTER: A number of shareholders will be restricted for ninety days after the Effective Time to sell their shares.


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                                  [DIAGRAM OF TRANSACTION]



[1] ALLC contributes ACE assets to SBLC. SBLC establishes separate BOD, Mgt, & Op Systems.

[2]   ALLC exchanges cash for F stock in merger of F with FACQ.

[3]   BLC recapitalizes & establishes class A & B stock with identical rights
          Class A (shares to exchange with ALLC)
          Class B (5.1% + F's BLC shares)

[4]   ALLC merges with BLC into portfolio company / BLC is survivor

[5]   BLC recapitalizes again
          Class B exchange for Class A common

[6]   SBLC merges with BLC on 1/1/01 / BLC is survivor



     NOTE: STEPS 3, 4 AND 5 ARE SIMULTANEOUS.
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                           ALLIED CAPITAL CORPORATION








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                           ALLIED CAPITAL CORPORATION

                                  Description









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COMPANY OVERVIEW                                                      [BLC LOGO]

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      Allied Capital Corporation provides private investment capital to private companies and undervalued public companies in a variety of different industries and in diverse geographic locations throughout the United States. The Company has been investing in growing businesses for over 41 years and has financed thousands of private companies nationwide. The Company is a publicly traded business development company ("BDC") as defined in the Investment Company Act of 1940 ("the 1940 Act"). The Company is the largest BDC in the nation. Allied is a Regulated Investment Company for tax purposes and as such must distribute 90% of its "investment taxable income" to shareholders.

      The Company's principal lines of business include private finance and small business finance, operating under the name "Allied Capital Express". The Company is also an investor in commercial mortgage-backed securities. At September 30, 2000, the investment portfolio totaled $1.6 billion. The Company's portfolio by line of business at September 30, 2000 was 59% private finance, 37% real estate finance, and 4% small business finance.

      Allied Capital is a full-service investor that sources, originates and services its investments. The Company sources investments through various industry contacts such as investment banks, private equity firms, private mezzanine lenders and other financial intermediaries. Allied Capital's credit approval and servicing functions are centralized in its Washington, DC headquarters. The Company maintains regional offices in Chicago, San Francisco and New York. In addition, Allied Capital Express has eight regional offices. Allied Capital is led by a highly talented and experienced management team.

      Allied Capital's eight senior managers possess over 150 years of combined experience in the investment industry, while principal investment professionals have an average of 14 years of industry experience. At September 30, 2000, Allied Capital had total assets and book equity of $1.7 billion and $933.3 million, respectively. Allied Capital is a publicly traded company, with its common shares trading on NASDAQ under the symbol "ALLC." At October 27, 2000, the Company had a market capitalization of approximately $1.6 billion. The Company's management has been able to maintain strong asset quality, as evidenced by average annual realized investment losses of less than 1% of its total assets over the last 20 years.


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COMPANY OVERVIEW                                                      [BLC LOGO]

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      The Company is conservatively capitalized, and as a BDC is required by law to maintain an asset coverage ratio (broadly defined to be assets to indebtedness) of at least 200% of its indebtedness. Historically, management has managed the Company's leverage ratio on an even more conservative basis, and at June 30, 2000, the Company's asset coverage ratio was 225% (which approximates a debt to equity ratio of 0.9 to 1.0). The Company has no public debt outstanding.

      The Company has successfully accessed the private long-term debt markets on three separate occasions, raising $180 million in April 1998, $137 million in May 1999, and $102 million in November 1999. Each of the note issues were designated "NAIC-2" by the Securities Valuation Office of the National Association of Insurance Commissioners ("NAIC"). The November 1999 Notes also received a "BBB" rating from Fitch IBCA, Inc.

      The Company has historically been successful in growing its operating income through its investing and lending activities as illustrated in the chart below.

      PRIVATE FINANCE

      Allied Capital is a leading provider of private long-term investment capital to growing private and undervalued public companies nationwide. Its private finance activities focus on mezzanine financing that provides long-term debt capital with an equity participation. The Company's debt is typically junior in priority to the senior debt financing provided by traditional lenders, such as banks, commercial finance companies and insurance companies, but is senior in priority to the equity capital provided by private equity investors.



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COMPANY OVERVIEW                                                      [BLC LOGO]

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      The Company has maintained its successful track record as a private finance lender by following a well-established set of underwriting criteria in originating these loans. In addition to maintaining portfolio diversity with respect to investment size, industry and geographic location, the Company typically seeks companies with sufficient critical mass and sustainable cash flow margins to assure repayment of the debt financing. The Company seeks companies that are in non-cyclical industries and have excellent management teams with proven track records. Portfolio companies have generally been in business in excess of 10 years.

      In general, Allied Capital's mezzanine investments range in size from $5 million to $30 million, with an average size of $13.9 million for new investments originated during the first six months of 2000. These investments bear current interest at fixed rates ranging between 12% and 18%. In many transactions, Allied Capital receives warrants to purchase equity of the growing business at a nominal cost. When equity is later sold, the resulting gain adds to Allied Capital's investment return.

      SMALL BUSINESS FINANCE - ALLIED CAPITAL EXPRESS

      Through Allied Capital Express, the Company's small business lending program, Allied Capital originates small business and small commercial real estate loans up to $3 million for sale. Once originated, these loans are sold to banks and other institutional investors. The Company is licensed by the Small Business Administration ("SBA") as a non-bank lender to participate in the SBA Section 7(a) Guaranteed Loan Program, and is one of the oldest non-bank lenders in the country. Under the 7(a) Guaranteed Loan Program, loans of up to $1 million have a 75% "full faith and credit" government guarantee. As a result, the majority of the Allied Capital Express loans are readily saleable at significant premiums to face value. Premiums, net of origination costs, generally range between 4.0% to 7.5% of the loan balance sold.

      Allied Capital Express provides a steady stream of premium income of the Company, yet uses minimal investment capital. As a result, Allied
      Capital Express enhances the Company's overall return on assets and equity capital.


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COMPANY OVERVIEW                                                      [BLC LOGO]

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      COMMERCIAL REAL ESTATE FINANCE

      Allied Capital has been a commercial real estate lender throughout its history. The Company's management has always recognized that commercial real estate finance is a cyclical sector of the capital markets, and that a commercial real estate lender must follow the markets closely and react quickly to changes in the market to seize opportunities as they arise. During the early 1990s, Allied Capital was an active purchaser of performing commercial mortgage loans that were being sold in pools by the RTC, FDIC and various financial institutions. Allied Capital was uniquely positioned to re-underwrite these pools, understand their value and bid for the loans. The majority of the loans purchased were purchased at significant discounts, and Allied Capital realized investment returns in the mid-teens, with negligible losses. In the mid 1990s, the Company took advantage of a shortage of real estate capital for middle-market businesses, and began originating commercial mortgages, again at very attractive investment yields generally of 10% to 12%. In early 1998, management believed that the market was beginning to under price real estate loans, and the Company curtailed its mortgage loan origination business. Management's foresight enabled the Company to be unaffected by the turmoil that resulted in the real estate capital markets in the fall of 1998. Instead, Allied Capital was able to use its ample liquidity to seize an investment opportunity in the new issuance CMBS market. Allied Capital was able to use its loan underwriting and loan purchasing skills to become a purchaser of non-investment grade CMBS ("Purchased CMBS") with very attractive risk / return dynamics. As of September 30, 2000, the commercial real estate portfolio aggregated $600 million.


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                 ALLIED CAPITAL CORPORATION - MARKET STATISTICS

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MARKET STATISTICS

Recent Price (10/27/00)         $19.88            Market Capitalization                   $1.6 Billion
52-Week High                    $21.88            Shares Outstanding                      80.754 Million
52-Week Low                     $15.50            Shares Outstanding Date                 9/30/2000
YTD High                        $21.13            Institutional Ownership                 33.80%
YTD Low                         $16.06            Top 5 Institutional Owners (as of
                                                  6/30/00)
YTD Change                      12.83%            1. Goldman Sachs Asset Management       2.5mm         3.3%
Volume (6-Month Average)        434,330           2. Wallace R. Weitz & Co.               2.4mm         3.2%
Price to Earnings*              10.2x             3. Franklin Advisors, Inc.              1.8mm         2.4%
Dividend Yield                  9.13%             4. T. Rowe Price associates, Inc.       1.8mm         2.4%
                                                  5. Fenimore Asset Management, Inc.      1.2mm         1.6%



*Source:  Bloomberg -  2000E  EPS $1.95


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ANALYST COVERAGE                                                      [BLC LOGO]

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ANALYST COVERAGE*

COMPANY                           RATING              EPS 2000          EPS 2001
A.G. Edwards & Sons, Inc.         Buy                 $1.95             $2.25
BB&T Capital Markets              Strong Buy          $1.93             $2.25
Bluestone Capital Partners, LP    Outperform          $1.89             $2.12
B of A Montgomery                 Buy                 $1.94             $2.26
Davenport & Company,LLC           Accumulate          $1.95             $2.20
Ferris, Baker Watts, Inc.         Outperform          $1.94             $2.24
First Union Securities, Inc.      Strong Buy          $1.96             $2.30
Friedman, Billings, Ramsey
& Co.                             Accumulate          $1.95             $2.25
Hilliard Lyons, Inc.              Buy                 $1.90             $2.10
Jolson Merchant Partners          Strong Buy          N/A               N/A
Merrill Lynch & Co.               Near Term Buy       N/A               N/A
U.S. Bancorp Piper Jaffray        Strong Buy          $1.94             $2.25
First Security Van Kasper         Strong Buy          $1.94             N/A
William Blair & Co.               Long-term Buy       $1.95             $2.28
CONSENSUS                                             $1.94             $2.23


* Source: Bloomberg


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                           ALLIED CAPITAL CORPORATION


                       Selected Historical Financial Data








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                           ALLIED CAPITAL CORPORATION
                       SELECTED HISTORICAL FINANCIAL DATA

-----------------------------------------------------------------------------------------------------------------------------------
                                                   9 Months Ended
                                                     September 30,                As of and for the Years Ended December 31,
                                                ------------------------   --------------------------------------------------------
                                                    2000          1999         1999         1998       1997       1996      1995
OPERATING DATA

 Total interest and related portfolio income    $  149,854    $   98,862   $  141,140   $  106,738   $ 97,405   $ 84,937   $ 68,817
 Total operating expenses excluding merger
   expenses                                     $   67,065    $   43,952   $   63,346   $   44,444   $ 46,180   $ 37,361   $ 27,274
 Portfolio income before realized and
   unrealized gains                             $   77,992    $   49,772   $   71,041   $   55,245   $ 46,066   $ 47,576   $ 41,543

 Net realized gains                             $   23,085    $   16,448   $   25,391   $   22,541   $ 10,704   $ 19,155   $ 12,000
 Net unrealized gains (losses)                  $     (267)   $    1,475   $    2,138   $    1,079   $  7,209   $ (7,412)  $  9,266
 Net Increase in net assets resulting from
   operations                                   $  100,820    $   67,645   $   98,570   $   78,078   $ 61,304   $ 54,947   $ 60,479

 Diluted earnings per common share                   $1.42         $1.14        $1.64        $1.50      $1.24      $1.17      $1.37
 Dividends per common share(1)                       $1.36         $1.20        $1.60        $1.43      $1.20      $1.23      $1.09

 Weighted average common shares outstanding
    - diluted                                       70,777        59,239       60,044       51,974     49,251     46,733     44,010

BALANCE SHEET DATA

 Portfolio at value                             $1,638,207    $1,228,497   $1,228,497   $  807,119   $703,331   $612,411   $532,311
 Portfolio at cost                                      --    $1,098,111   $1,222,901   $  803,479   $697,030   $618,319   $530,807
 Total assets                                   $1,731,773    $1,290,038   $1,290,038   $  856,079   $807,775   $713,360   $605,434
 Total debt outstanding                         $  762,150    $  592,850   $  592,850   $  334,350   $347,663   $274,997   $200,339
 Shareholders' equity                           $  933,329    $  667,513   $  667,513   $  491,358   $420,060   $402,134   $367,192
 Shareholders' equity per common share (NAV)    $    11.56    $    10.20   $    10.20   $     8.79   $   8.07   $   8.34   $   8.26
 Common shares outstanding at the end of the
    period                                          80,754        65,414       65,414       55,919     52,047     48,238     44,479

OTHER DATA

 New portfolio investments                              --            --   $  751,871   $  524,530   $364,942   $283,295   $216,175
 Loan repayments                                        --            --   $  145,706   $  138,081   $233,005   $179,292   $111,731
 Loan sales(2)                                          --            --   $  198,368   $   81,013   $ 53,912   $ 27,715   $ 29,726

 Total assets managed at period end                     --            --   $1,577,296   $1,143,548   $935,720   $822,450   $702,567

 Realized gains                                         --            --   $   31,536   $   25,757   $ 15,804   $ 30,417   $ 16,679
 Realized losses                                        --            --   $   (6,145)  $   (3,216)  $ (5,100)  $(11,262)  $ (4,679)




(1) Dividends for 1997 exclude certain Merger-related dividends. Allied 1 distributed $0.34 per common share representing the 844,914 shares of Allied Lending distributed in conjunction with the Merger. This distribution resulted in a partial return of capital. Also in conjunction with the Merger, the company distributed $0.17 per share representing the undistributed earnings of the merged companies at December 31, 1997.

(2)   Loan sales for 1998 exclude loans sold through securitization in January
      1998.
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                           ALLIED CAPITAL CORPORATION

                              Price / Volume Graphs








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                              ALLIED CAPITAL CORP.
                           WEEKLY PRICE-VOLUME GRAPH


                               [LINE/BAR GRAPH]

-------------------------------------------------------------------------------
DATE                                   VOLUME                            PRICE
-------------------------------------------------------------------------------
1/1/1999                              471,600                            17.31
1/8/1999                              874,600                            18.06
1/15/1999                             825,200                            17.53
1/22/1999                           1,040,100                            18.00
1/29/1999                             930,500                            18.00
2/5/1999                              805,600                            17.06
2/12/1999                             431,100                            17.00
2/19/1999                             504,700                            17.00
2/26/1999                           2,068,100                            17.63
3/5/1999                            1,318,200                            19.69
3/12/1999                           1,149,100                            18.97
3/19/1999                           2,077,100                            18.00
3/26/1999                           1,335,900                            18.56
4/2/1999                              802,600                            18.69
4/9/1999                              734,000                            17.03
4/16/1999                           1,075,300                            18.06
4/23/1999                             630,400                            18.06
4/30/1999                           1,113,600                            18.00
5/7/1999                              813,300                            17.56
5/14/1999                           1,944,800                            18.88
5/21/1999                             829,800                            19.13
5/28/1999                           1,108,100                            18.63
6/4/1999                              273,200                            18.94
6/11/1999                             408,100                            18.81
6/18/1999                             960,700                            20.38
6/25/1999                           1,037,000                            20.63
7/2/1999                            2,477,600                            22.50
7/9/1999                            1,392,400                            22.25
7/16/1999                           1,468,900                            22.50
7/23/1999                             641,300                            21.94
7/30/1999                             908,800                            22.50
8/6/1999                              716,200                            20.63
8/13/1999                           1,372,900                            23.25
8/20/1999                           1,323,700                            21.88
8/27/1999                             549,500                            22.00
9/3/1999                              876,700                            22.06
9/10/1999                             648,300                            21.63
9/17/1999                             842,300                            20.94
9/24/1999                             646,000                            21.19
10/1/1999                           1,081,700                            22.50
10/8/1999                             994,300                            21.88
10/15/1999                            975,500                            20.25
10/22/1999                          1,631,200                            19.88
10/29/1999                          1,854,800                            20.06
11/5/1999                           1,807,700                            20.81
11/12/1999                            961,900                            20.88
11/19/1999                            886,300                            20.50
11/26/1999                            433,400                            19.94
12/3/1999                             873,100                            20.13
12/10/1999                          2,430,800                            19.50
12/17/1999                          2,249,200                            18.13
12/24/1999                          1,503,100                            17.63
12/31/1999                          1,595,200                            18.31
1/7/2000                            2,698,900                            16.44
1/14/2000                           3,133,000                            17.13
1/21/2000                           1,772,900                            17.13
1/28/2000                           1,600,200                            17.88
2/4/2000                            2,179,900                            19.63
2/11/2000                           2,417,800                            17.69
2/18/2000                           1,959,600                            18.19
2/25/2000                           1,119,600                            17.88
3/3/2000                            1,513,800                            17.63
3/10/2000                           3,164,600                            16.81
3/17/2000                           2,094,000                            17.94
3/24/2000                           1,296,100                            17.88
3/31/2000                           1,380,500                            17.44
4/7/2000                            2,340,400                            17.56
4/14/2000                           1,903,100                            16.56
4/21/2000                           1,327,300                            17.44
4/28/2000                           1,672,500                            18.69
5/5/2000                            1,746,600                            18.50
5/12/2000                           1,987,200                            17.63
5/19/2000                           1,968,800                            17.31
5/26/2000                           2,178,100                            16.81
6/2/2000                            1,873,200                            17.63
6/9/2000                            4,247,600                            17.00
6/16/2000                           2,688,300                            17.31
6/23/2000                           1,727,300                            17.13
6/30/2000                           1,891,800                            17.00
7/7/2000                            1,288,600                            17.63
7/14/2000                           1,418,400                            17.56
7/21/2000                           1,348,600                            17.63
7/28/2000                           1,795,000                            18.19
8/4/2000                            2,422,400                            19.63
8/11/2000                           1,470,100                            20.00
8/18/2000                           1,391,200                            19.50
8/25/2000                           1,438,700                            20.00
9/1/2000                            1,183,000                            20.06
9/8/2000                              878,000                            20.38
9/15/2000                           1,905,100                            20.50
9/22/2000                           4,653,300                            20.13
9/29/2000                           3,100,800                            20.75
10/6/2000                           4,849,600                            19.69
10/13/2000                          2,608,100                            19.44
10/20/2000                          1,651,900                            19.50
10/27/00                            1,624,600                            19.88

                                                                Ryan, Beck & Co.


                              ALLIED CAPITAL CORP.
                                  INDEX GRAPH


                                [LINE GRAPHS]

---------------------------------------------------------------------------------
DATE                  S&P 500 INDEX           NASDAQ FINANCIAL INDEX        ALLC
=================================================================================
1/1/1999                  1.00                       1.00                   1.00
1/8/1999                  1.04                       1.01                   1.04
1/15/1999                 1.01                       0.99                   1.01
1/22/1999                 1.00                       0.96                   1.04
1/29/1999                 1.04                       0.99                   1.04
2/5/1999                  1.01                       0.95                   0.99
2/12/1999                 1.00                       0.95                   0.98
2/19/1999                 1.01                       0.95                   0.98
2/26/1999                 1.01                       0.96                   1.02
3/5/1999                  1.04                       0.99                   1.14
3/12/1999                 1.05                       1.01                   1.10
3/19/1999                 1.06                       1.01                   1.04
3/26/1999                 1.04                       0.98                   1.07
4/2/1999                  1.05                       0.96                   1.08
4/9/1999                  1.10                       1.01                   0.98
4/16/1999                 1.07                       1.04                   1.04
4/23/1999                 1.10                       1.06                   1.04
4/30/1999                 1.09                       1.09                   1.04
5/7/1999                  1.09                       1.09                   1.01
5/14/1999                 1.09                       1.08                   1.09
5/21/1999                 1.08                       1.07                   1.10
5/28/1999                 1.06                       1.04                   1.08
6/4/1999                  1.08                       1.03                   1.09
6/11/1999                 1.05                       1.00                   1.09
6/18/1999                 1.09                       1.01                   1.18
6/25/1999                 1.07                       1.01                   1.19
7/2/1999                  1.13                       1.05                   1.30
7/9/1999                  1.14                       1.04                   1.29
7/16/1999                 1.15                       1.03                   1.30
7/23/1999                 1.10                       1.01                   1.27
7/30/1999                 1.08                       0.98                   1.30
8/6/1999                  1.06                       0.93                   1.19
8/13/1999                 1.08                       0.95                   1.34
8/20/1999                 1.09                       0.95                   1.26
8/27/1999                 1.10                       0.94                   1.27
9/3/1999                  1.10                       0.93                   1.27
9/10/1999                 1.10                       0.91                   1.25
9/17/1999                 1.09                       0.88                   1.21
9/24/1999                 1.04                       0.87                   1.22
10/1/1999                 1.04                       0.87                   1.30
10/8/1999                 1.09                       0.92                   1.26
10/15/1999                1.01                       0.86                   1.17
10/22/1999                1.06                       0.90                   1.15
10/29/1999                1.11                       0.95                   1.16
11/5/1999                 1.11                       0.98                   1.20
11/12/1999                1.14                       0.99                   1.21
11/19/1999                1.16                       0.99                   1.18
11/26/1999                1.15                       0.95                   1.15
12/3/1999                 1.17                       0.96                   1.16
12/10/1999                1.15                       0.93                   1.13
12/17/1999                1.16                       0.89                   1.05
12/24/1999                1.19                       0.91                   1.02
12/31/1999                1.20                       0.91                   1.06
1/7/2000                  1.17                       0.87                   0.95
1/14/2000                 1.19                       0.87                   0.99
1/21/2000                 1.17                       0.82                   0.99
1/28/2000                 1.11                       0.81                   1.03
2/4/2000                  1.16                       0.83                   1.13
2/11/2000                 1.13                       0.80                   1.02
2/18/2000                 1.10                       0.77                   1.05
2/25/2000                 1.08                       0.76                   1.03
3/3/2000                  1.15                       0.76                   1.02
3/10/2000                 1.13                       0.73                   0.97
3/17/2000                 1.19                       0.82                   1.04
3/24/2000                 1.24                       0.85                   1.03
3/31/2000                 1.22                       0.86                   1.01
4/7/2000                  1.23                       0.84                   1.01
4/14/2000                 1.10                       0.77                   0.96
4/21/2000                 1.17                       0.81                   1.01
4/28/2000                 1.18                       0.81                   1.08
5/5/2000                  1.17                       0.78                   1.07
5/12/2000                 1.16                       0.80                   1.02
5/19/2000                 1.14                       0.80                   1.00
5/26/2000                 1.12                       0.81                   0.97
6/2/2000                  1.20                       0.87                   1.02
6/9/2000                  1.19                       0.83                   0.98
6/16/2000                 1.19                       0.79                   1.00
6/23/2000                 1.17                       0.79                   0.99
6/30/2000                 1.18                       0.78                   0.98
7/7/2000                  1.20                       0.83                   1.02
7/14/2000                 1.23                       0.85                   1.01
7/21/2000                 1.20                       0.83                   1.02
7/28/2000                 1.16                       0.81                   1.05
8/4/2000                  1.19                       0.86                   1.13
8/11/2000                 1.20                       0.87                   1.16
8/18/2000                 1.21                       0.86                   1.13
8/25/2000                 1.23                       0.87                   1.16
9/1/2000                  1.24                       0.89                   1.16
9/8/2000                  1.22                       0.93                   1.18
9/15/2000                 1.19                       0.93                   1.18
9/22/2000                 1.18                       0.92                   1.16
9/29/2000                 1.17                       0.95                   1.20
10/6/2000                 1.15                       0.92                   1.14
10/13/2000                1.12                       0.88                   1.12
10/20/2000                1.14                       0.89                   1.13
10/27/00                  1.12                       0.91                   1.15

                                                                Ryan, Beck & Co.

================================================================================

                                                                      [BLC LOGO]

--------------------------------------------------------------------------------







                          BLC FINANCIAL SERVICES, INC.






================================================================================


                                                               [RYAN, BECK LOGO]

                                                                Ryan, Beck & Co.

================================================================================

                                                                      [BLC LOGO]

--------------------------------------------------------------------------------







                          BLC FINANCIAL SERVICES, INC.

                       Financial Comparison vs. Peer Group







================================================================================


                                                               [RYAN, BECK LOGO]

                                                                Ryan, Beck & Co.
                     SELECTED COMMERCIAL FINANCE COMPANIES
        WITH MARKET CAPITALIZATION BETWEEN $20 MILLION AND $200 MILLION

                                                      NO. OF        MARKET        PRICE         52 WEEK
            COMPANY                 SYMB.  LISTED     SHARES         CAP.       10/27/2000       RANGE         DIVIDEND   YIELD
Airlease Ltd.                       FLY    NYSE      4,625,000   $ 55,210,000       $11.88   $10.63 - $13.00      $1.80   15.15%
American Business Fin'l             ABFI   NASDAQ    3,323,674     23,680,000         6.84     5.13 - 24.50        0.32    4.68%
Amplicon, Inc.                      AMPI   NASDAQ   11,617,000    127,787,000        11.00     8.88 - 14.50        0.16    1.45%
Capital Trust                       CT     NYSE     22,927,000     90,270,000         4.37     3.25 - 5.00         0.00    0.00%
ePlus Inc.                          PLUS   NASDAQ    9,673,358    145,680,000        14.50     8.75 - 68.56        0.00    0.00%
Equivest Finance                    EQUI   NASDAQ   28,089,722     59,690,000         1.75     1.75 - 6.25         0.00    0.00%
First International Bancorp, Inc.   FNCE   NASDAQ    8,264,318     57,870,000         8.00     6.50 - 9.13         0.12    1.50%
HPSC Inc.                           HDR    AMEX      4,184,630     27,130,000         6.50     6.41 - 11.00        0.00    0.00%
MicroFinancial Inc.                 MFI    NYSE     12,542,756    125,460,000         9.88     8.63 - 12.19        0.18    1.82%
PLM International, Inc.             PLM    AMEX      7,395,510     48,160,000         6.61     4.94 - 7.44         0.00    0.00%
PMC Capital, Inc.                   PMC    AMEX     11,846,116    110,287,340         9.31     7.81 - 10.25        1.00   10.74%
Resource America Inc.               REXI   NASDAQ   21,305,734    190,420,000         7.82     6.50 - 9.13         0.13    1.70%
SierraCities.com Inc.               BTOB   NASDAQ   19,048,640     81,550,000         4.50     1.97 - 24.00        0.00    0.00%
Willis Lease Finance Corp.          WLFC   NASDAQ    7,401,866     40,710,000         5.37     4.13 - 8.81         0.00    0.00%

                                                      AVERAGE:     84,564,596                                      0.27    2.65%
                                                      MEDIAN:      70,620,000                                      0.06    0.73%

BLC Financial Services, Inc.        BLC    AMEX     20,467,875     43,070,000         2.13     1.50 - 3.13         0.00    0.00%


                                             MARKET/
                                     P/E      BOOK      BOOK    EPS FULLY DILUTED (BEFORE EXTRAORDINARY)
            COMPANY                  (X)       (X)     VALUE        LTM      1999      1998      1997
Airlease Ltd.                       12.38       1.04   $11.41      $0.96     $1.01     $1.04     $1.17
American Business Fin'l              3.74       0.37    18.69       1.83      3.72      2.98      1.95
Amplicon, Inc.                       6.59       0.75    14.63       1.67      1.60      1.55      1.31
Capital Trust                       10.40       0.67     6.50       0.42      0.55      0.44      N/A
ePlus Inc.                          13.81       1.63     8.88       1.05      0.98      0.98      0.66
Equivest Finance                     5.30       0.61     2.86       0.33      0.31      0.20      0.15
First International Bancorp, Inc.   11.11       1.09     7.34       0.72      0.72      0.86      0.67
HPSC Inc.                            9.70       0.65    10.06       0.67      0.61      0.47      0.26
MicroFinancial Inc.                  9.78       1.44     6.88       1.01      0.83      0.77      0.52
PLM International, Inc.             18.36       1.03     6.44       0.36      0.29      0.20      0.50
PMC Capital, Inc.                    8.46       1.52     6.14       1.10      1.11      1.16      1.35
Resource America Inc.               12.22       0.62    12.54       0.64      1.17      1.75      0.84
SierraCities.com Inc.               N/M         0.54     8.37      -0.28      0.13     -0.43      1.03
Willis Lease Finance Corp.          33.56       0.54     9.88       0.16      0.44      1.27      0.94

                                    11.96       0.89     9.33       0.76      0.96      0.95      0.87
                                    10.40       0.71     8.63       0.70      0.78      0.92      0.84

BLC Financial Services, Inc.         9.68       1.73     1.23       0.22      0.14      0.15      0.10


                                      TOTAL          ROAA        TOTAL         ROAE
                                      ASSETS     (BEF. EXTRA)    EQUITY    (BEF. EXTRA)
            COMPANY                  ($000'S)        (%)        ($000'S)       (%)
Airlease Ltd.                       $   63,453           6.59   $ 53,305           7.92
American Business Fin'l                592,668         N/M        62,115         N/M
Amplicon, Inc.                         409,857           4.88    167,184          11.97
Capital Trust                          718,232           0.63    166,140           2.84
ePlus Inc.                             345,937           2.88     85,917          13.90
Equivest Finance                       436,246           2.29     80,496          12.45
First International Bancorp, Inc.      335,049           2.80     58,682          15.05
HPSC Inc.                              412,169           0.78     42,118           7.64
MicroFinancial Inc.                    335,195           6.47     91,080          23.91
PLM International, Inc.                150,944           1.65     47,628           5.12
PMC Capital, Inc.                      157,464           8.30     72,727          17.92
Resource America Inc.                  482,583           0.55    267,186           0.99
SierraCities.com Inc.                1,044,802         N/M       159,344         N/M
Willis Lease Finance Corp.             430,876           1.75     73,097          10.28

                                       422,534           3.30    101,930          10.83
                                       411,013           2.55     76,797          11.13

BLC Financial Services, Inc.            85,896           6.86     25,091          23.88


                   (Source: SNL Securities and Bloombergs)

                   Footnote: All earnings data from 06/30/00 except for
                             MicroFinancial Inc. (09/30/00)

                                                                Ryan, Beck & Co.


Summary of Operations:

                                                                  Year Ended June 30,
                                     2000              1999              1998              1997              1996
                                 -----------       -----------       -----------       -----------       -----------
Total revenues                    26,366,000       $19,422,000       $15,729,000       $ 7,168,000       $ 4,997,000

Income before
 extraordinary items               5,282,000         3,103,000         3,226,000         1,702,000           553,000

Extraordinary item                                                                         245,000            91,000

Net Income                         5,282,000       $ 3,103,000       $ 3,226,000       $ 1,947,000       $   644,000
Income per share (basic)
before extraordinary  item               .26               .16               .18               .10               .04

Income per share
from extraordinary item                   --                --                --               .01               .01
Net income per
share (basic)                            .26               .16               .18               .11               .05

Net income per share
(diluted)                                .22               .14               .15               .11               .04


As of June 30:

Total assets                     $85,896,000       $68,037,000       $53,281,000       $20,086,000       $10,983,000

Total liabilities                $60,805,000       $48,890,000       $39,012,000       $12,896,000       $ 5,657,000

Shareholders' equity             $25,091,000       $19,147,000       $14,269,000       $ 7,190,000       $ 4,601,000

Shareholders' equity
per share                               1.23               .94               .72               .41               .27

                                                                Ryan, Beck & Co.


Consolidated Balance Sheets

                                                                                                           June 30,

                                                                                                   2000               1999
ASSETS
   Loans receivable - net                                                                      $22,291,000        $ 21,936,000
   Loans held for sale                                                                           7,494,000           8,922,000
   Cash                                                                                          9,609,000           4,229,000
   Restricted cash                                                                               1,860,000           1,728,000
   Accounts receivable - loans sold                                                             15,121,000           8,982,000
   Accounts and other receivables                                                                1,803,000           2,681,000
   Prepaid expenses and security deposits                                                          592,000             595,000
   Leasehold improvements, furniture and equipment, net of accumulated
      depreciation of $882,000 in 2000; $571,000 in 1999                                         1,288,000           1,207,000
   Servicing assets                                                                              7,189,000           4,761,000
   Residual interests                                                                           16,794,000          10,877,000
   Deferred tax asset                                                                                    0           1,000,000
   Deferred financing costs, net of accumulated amortization of $1,344,000 in
      2000; $774,000 in 1999                                                                     1,132,000             669,000
   Other assets                                                                                    723,000             450,000
                                                                                               -----------        ------------

                                                                                               $85,896,000        $ 68,037,000
                                                                                               ===========        ============

LIABILITIES
   Advances under credit facilities                                                            $45,840,000        $ 39,488,000
   Accounts payable and accrued expenses                                                         2,073,000             643,000
   Due to participants                                                                           2,466,000           1,640,000
   Allowance for estimated future losses on loans sold                                              10,000              77,000
   Notes payable                                                                                         0             120,000
   Convertible debentures                                                                        6,486,000           4,725,000
   Customer deposits                                                                             2,443,000           2,197,000
   Deferred tax liability                                                                        1,487,000                   0
                                                                                               -----------        ------------

        Total liabilities                                                                       60,805,000          48,890,000
                                                                                               -----------        ------------

Commitments and contingencies (Note 8)

SHAREHOLDERS' EQUITY:
Preferred stock, $.10 par value:
   Authorized - 2,000,000  shares,  issued and  outstanding - none
Common stock, $.01 par value:
   Authorized - 35,000,000 shares, issued and outstanding
      20,467,875 in 2000 and 20,288,875 in 1999                                                   205,000              202,000
Additional paid-in capital                                                                     12,923,000           12,659,000
Retained earnings                                                                              11,147,000            5,865,000
Accumulated other comprehensive income - unrealized gain on residual interests
   (net of income taxes of $533,000 in 2000; $305,000 in 1999)                                    816,000              421,000
                                                                                               -----------        ------------

        Total shareholders' equity                                                             25,091,000           19,147,000
                                                                                               -----------        ------------

                                                                                              $85,896,000         $ 68,037,000
                                                                                              ===========         ============

                                                                Ryan, Beck & Co.

================================================================================

BLC FINANCIAL SERVICES - MARKET STATISTICS

--------------------------------------------------------------------------------



MARKET STATISTICS

Recent Price (10/27/00)             $2.13             Market Capitalization             $45.9 Million
52-Week High                        $3.25             Shares Outstanding                21.54 Million
52-Week Low                         $1.50             Shares Outstanding Date           9/11/2000
YTD High                            $3.13             Significant Owners
YTD Low                             $1.50             1. Futuronics                     2.595mm
YTD Change                          21.45%            2. Officers and Directors         7.428mm
Volume (6-Month Average)            9,833             3. Diane Rosenfeld                1.095mm
Price to Earnings*                  9.68x             4. Muus & Co.                     1.019mm
Dividend Yield                      0.00%


================================================================================


                                                               [RYAN, BECK LOGO]

                                                                Ryan, Beck & Co.

================================================================================

                                                                      [BLC LOGO]

--------------------------------------------------------------------------------




                          BLC FINANCIAL SERVICES, INC.

                              Price / Volume Graphs








================================================================================


                                                               [RYAN, BECK LOGO]

                                                                Ryan, Beck & Co.


                          BLC FINANCIAL SERVICES, INC.
                           WEEKLY PRICE-VOLUME GRAPH

                               [LINE/BAR GRAPH]

-------------------------------------------------------------------------------
DATE                                              VOLUME                 PRICE
-------------------------------------------------------------------------------
1/1/1999                                          83,300                  2.25
1/8/1999                                          32,300                  2.38
1/15/1999                                        137,100                  2.88
1/22/1999                                         75,600                  2.81
1/29/1999                                         85,900                  2.50
2/5/1999                                          34,100                  2.38
2/12/1999                                        104,800                  2.19
2/19/1999                                         91,500                  2.38
2/26/1999                                         51,800                  2.19
3/5/1999                                          70,700                  2.31
3/12/1999                                         41,000                  2.25
3/19/1999                                         37,900                  2.25
3/26/1999                                         32,800                  2.13
4/2/1999                                          38,000                  2.19
4/9/1999                                          68,600                  2.06
4/16/1999                                         78,200                  2.06
4/23/1999                                         56,100                  1.94
4/30/1999                                         35,600                  2.19
5/7/1999                                          22,100                  2.19
5/14/1999                                         28,800                  2.13
5/21/1999                                         72,200                  2.00
5/28/1999                                        114,800                  2.13
6/4/1999                                          33,300                  2.00
6/11/1999                                         16,700                  2.00
6/18/1999                                         17,900                  1.88
6/25/1999                                         37,000                  1.88
7/2/1999                                          38,500                  1.81
7/9/1999                                          52,000                  1.88
7/16/1999                                        125,200                  2.44
7/23/1999                                        125,700                  2.44
7/30/1999                                         58,000                  2.19
8/6/1999                                          90,500                  2.06
8/13/1999                                         35,100                  2.06
8/20/1999                                         27,800                  1.94
8/27/1999                                         41,600                  2.00
9/3/1999                                          26,200                  2.25
9/10/1999                                         33,600                  2.44
9/17/1999                                         18,300                  2.25
9/24/1999                                         27,000                  2.19
10/1/1999                                         36,500                  2.06
10/8/1999                                        131,300                  1.75
10/15/1999                                        41,000                  1.94
10/22/1999                                       190,200                  1.88
10/29/1999                                       201,200                  1.75
11/5/1999                                         15,200                  1.69
11/12/1999                                       238,500                  1.81
11/19/1999                                       168,800                  1.63
11/26/1999                                        69,600                  1.75
12/3/1999                                         86,600                  1.63
12/10/1999                                        80,800                  1.63
12/17/1999                                        61,800                  1.56
12/24/1999                                       368,800                  1.63
12/31/1999                                       117,200                  1.75
1/7/2000                                          44,400                  1.75
1/14/2000                                        113,600                  1.69
1/21/2000                                         74,600                  1.81
1/28/2000                                        100,300                  1.75
2/4/2000                                          84,700                  2.00
2/11/2000                                        188,000                  2.38
2/18/2000                                        109,500                  2.13
2/25/2000                                        186,100                  2.38
3/3/2000                                          78,100                  2.38
3/10/2000                                        673,900                  3.06
3/17/2000                                        258,800                  2.69
3/24/2000                                         65,200                  2.44
3/31/2000                                        105,700                  2.19
4/7/2000                                         103,000                  2.19
4/14/2000                                        167,200                  1.69
4/21/2000                                        110,200                  2.00
4/28/2000                                         94,700                  1.94
5/5/2000                                          90,100                  1.94
5/12/2000                                         27,100                  1.81
5/19/2000                                         16,700                  1.75
5/26/2000                                         72,000                  1.88
6/2/2000                                          30,400                  1.81
6/9/2000                                          30,100                  1.88
6/16/2000                                         22,700                  1.75
6/23/2000                                         94,100                  1.81
6/30/2000                                         59,400                  1.88
7/7/2000                                          13,900                  1.94
7/14/2000                                         51,000                  1.94
7/21/2000                                         36,300                  2.00
7/28/2000                                         20,700                  2.13
8/4/2000                                          33,300                  1.94
8/11/2000                                         27,400                  1.94
8/18/2000                                         56,900                  2.00
8/25/2000                                         26,900                  1.94
9/1/2000                                          88,200                  1.88
9/8/2000                                          23,900                  1.63
9/15/2000                                         21,400                  1.69
9/22/2000                                         13,500                  1.69
9/29/2000                                         19,400                  1.88
10/6/2000                                         37,300                  1.88
10/13/2000                                        13,800                  1.75
10/20/2000                                        93,100                  1.88
10/27/2000                                       209,400                  2.13

                                                          Ryan, Beck & Co.

                         BLC FINANCIAL SERVICES, INC.
                                 INDEX GRAPH

                                [LINE GRAPHS]


-------------------------------------------------------------------------
DATE                 S&P 500 INDEX     NASDAQ FINANCIAL INDEX   BLC
=========================================================================
1/1/1999               1.00                   1.00              1.00
1/8/1999               1.04                   1.01              1.06
1/15/1999              1.01                   0.99              1.28
1/22/1999              1.00                   0.96              1.25
1/29/1999              1.04                   0.99              1.11
2/5/1999               1.01                   0.95              1.06
2/12/1999              1.00                   0.95              0.97
2/19/1999              1.01                   0.95              1.06
2/26/1999              1.01                   0.96              0.97
3/5/1999               1.04                   0.99              1.03
3/12/1999              1.05                   1.01              1.00
3/19/1999              1.06                   1.01              1.00
3/26/1999              1.04                   0.98              0.94
4/2/1999               1.05                   0.96              0.97
4/9/1999               1.10                   1.01              0.92
4/16/1999              1.07                   1.04              0.92
4/23/1999              1.10                   1.06              0.86
4/30/1999              1.09                   1.09              0.97
5/7/1999               1.09                   1.09              0.97
5/14/1999              1.09                   1.08              0.94
5/21/1999              1.08                   1.07              0.89
5/28/1999              1.06                   1.04              0.94
6/4/1999               1.08                   1.03              0.89
6/11/1999              1.05                   1.00              0.89
6/18/1999              1.09                   1.01              0.83
6/25/1999              1.07                   1.01              0.83
7/2/1999               1.13                   1.05              0.81
7/9/1999               1.14                   1.04              0.83
7/16/1999              1.15                   1.03              1.08
7/23/1999              1.10                   1.01              1.08
7/30/1999              1.08                   0.98              0.97
8/6/1999               1.06                   0.93              0.92
8/13/1999              1.08                   0.95              0.92
8/20/1999              1.09                   0.95              0.86
8/27/1999              1.10                   0.94              0.89
9/3/1999               1.10                   0.93              1.00
9/10/1999              1.10                   0.91              1.08
9/17/1999              1.09                   0.88              1.00
9/24/1999              1.04                   0.87              0.97
10/1/1999              1.04                   0.87              0.92
10/8/1999              1.09                   0.92              0.78
10/15/1999             1.01                   0.86              0.86
10/22/1999             1.06                   0.90              0.83
10/29/1999             1.11                   0.95              0.78
11/5/1999              1.11                   0.98              0.75
11/12/1999             1.14                   0.99              0.81
11/19/1999             1.16                   0.99              0.72
11/26/1999             1.15                   0.95              0.78
12/3/1999              1.17                   0.96              0.72
12/10/1999             1.15                   0.93              0.72
12/17/1999             1.16                   0.89              0.69
12/24/1999             1.19                   0.91              0.72
12/31/1999             1.20                   0.91              0.78
1/7/2000               1.17                   0.87              0.78
1/14/2000              1.19                   0.87              0.75
1/21/2000              1.17                   0.82              0.81
1/28/2000              1.11                   0.81              0.78
2/4/2000               1.16                   0.83              0.89
2/11/2000              1.13                   0.80              1.06
2/18/2000              1.10                   0.77              0.94
2/25/2000              1.08                   0.76              1.06
3/3/2000               1.15                   0.76              1.06
3/10/2000              1.13                   0.73              1.36
3/17/2000              1.19                   0.82              1.19
3/24/2000              1.24                   0.85              1.08
3/31/2000              1.22                   0.86              0.97
4/7/2000               1.23                   0.84              0.97
4/14/2000              1.10                   0.77              0.75
4/21/2000              1.17                   0.81              0.89
4/28/2000              1.18                   0.81              0.86
5/5/2000               1.17                   0.78              0.86
5/12/2000              1.16                   0.80              0.81
5/19/2000              1.14                   0.80              0.78
5/26/2000              1.12                   0.81              0.83
6/2/2000               1.20                   0.87              0.81
6/9/2000               1.19                   0.83              0.83
6/16/2000              1.19                   0.79              0.78
6/23/2000              1.17                   0.79              0.81
6/30/2000              1.18                   0.78              0.83
7/7/2000               1.20                   0.83              0.86
7/14/2000              1.23                   0.85              0.86
7/21/2000              1.20                   0.83              0.89
7/28/2000              1.16                   0.81              0.94
8/4/2000               1.19                   0.86              0.86
8/11/2000              1.20                   0.87              0.86
8/18/2000              1.21                   0.86              0.89
8/25/2000              1.23                   0.87              0.86
9/1/2000               1.24                   0.89              0.83
9/8/2000               1.22                   0.93              0.72
9/15/2000              1.19                   0.93              0.75
9/22/2000              1.18                   0.92              0.75
9/29/2000              1.17                   0.95              0.83
10/6/2000              1.15                   0.92              0.83
10/13/2000             1.12                   0.88              0.78
10/20/2000             1.14                   0.89              0.83
10/27/2000             1.12                   0.91              0.94

                                                                Ryan, Beck & Co.

================================================================================

                                                                      [BLC LOGO]

--------------------------------------------------------------------------------







                     VALUATION BLC FINANCIAL SERVICES, INC.






================================================================================


                                                               [RYAN, BECK LOGO]

                                                                Ryan, Beck & Co.

================================================================================

                                                                      [BLC LOGO]

--------------------------------------------------------------------------------






                          BLC FINANCIAL SERVICES, INC.

                          Discounted Dividend Analysis





================================================================================


                                                               [RYAN, BECK LOGO]

                                                                Ryan, Beck & Co.


                          DISCOUNTED DIVIDEND ANALYSIS


ANSWERS THE QUESTION:

"At what price would an acquisition of Target bring economic value to an acquiror?"


METHODOLOGY:


Values the cash that can be dividended from the company given its financial performance and capital requirements.


INPUT ASSUMPTIONS:


      -     Projected Earnings

      -     Annual Growth in Earnings and Assets

      -     Merger Savings/Synergies

      -     Earnings Multiple in Assumed Terminal Year

      -     Discount Rate

      -     Restructuring Charges

      -     Capital Required

                                                                Ryan, Beck & Co.

         DISCOUNTED DIVIDEND ANALYSIS FOR BLC FINANCIAL SERVICES, INC.
                 (Dollars in thousands, except per share data)
--------------------------------------------------------------------------------
                                  NO SYNERGIES
                           0.00% SYNERGIES IN YEAR 2
                   MAINTAIN TANGIBLE EQUITY RATIO OF 30.00%.
               BLC FINANCIAL SERVICES, INC. EARNINGS AS ESTIMATES
                YEAR 1 AFTER TAX RESTRUCTURING CHARGE OF $2,711
                INITIAL DIVIDEND ADJUSTMENT TO ACQUIROR OF $352
--------------------------------------------------------------------------------

                                                                 Five Year Projections
                                     --------------------------------------------------------------------------
                                        2001                2002           2003          2004           2005
                                     ----------          ----------     ----------    ----------     ----------
Beginning Equity(a)                  $ 26,059            $ 36,778       $ 44,133       $ 50,753       $ 58,366

Unadjusted Net Income(a,b)              6,999               8,398          9,658         11,107         12,773
After Tax Income Impact(c)                (16)                273            214             68            (91)
Synergies/Restructuring Charge(d)      (2,711)                  0              0              0              0
                                     ----------          ----------     ----------    ----------     ----------
Adjusted Net Income(e)               $  4,272            $  8,671       $  9,872       $ 11,175       $ 12,682

Dividends(f)                            6,446              (1,316)        (3,252)        (3,562)        (3,927)
Ending Equity                          36,778              44,133         50,753         58,366         67,121
Intangibles(g)                              0                   0              0              0              0
                                     ----------          ----------     ----------    ----------     ----------
Ending Tangible Equity               $ 36,778            $ 44,133       $ 50,753       $ 58,366       $ 67,121

Net Change in Equity(h)                 6,446              (1,316)        (3,252)        (3,562)        (3,927)
Cumulative Change in Equity             6,094               4,778          1,526         (2,036)        (5,963)


Total Assets(a,b)                    $122,593            $147,111       $169,178       $194,555       $223,738
Asset Growth Rate                       42.72%              20.00%         15.00%         15.00%         15.00%


Net Income Growth Rate(i)                  NM              102.98%         13.85%         13.20%         13.48%
Return on Average Assets                 5.71%               6.23%          6.11%          6.11%          6.11%
Adjusted ROAA                            3.48%               6.43%          6.24%          6.14%          6.06%
Adjusted ROAE                           13.60%              21.43%         20.81%         20.48%         20.21%

Equity/Assets                           30.00%              30.00%         30.00%         30.00%         30.00%
Tangible Equity/Tangible Assets         30.00%              30.00%         30.00%         30.00%         30.00%

--------------------------------------------------------------------------------


Aggregate Net Present Value
---------------------------

Discount Rate:                                  12.00%        14.00%         16.00%
--------------

Terminal Year                      12.00       $ 86,217        $78,349       $71,296
Multiple of Earnings               13.00       $ 93,203        $84,713       $77,102
Adj. for Goodwill Amortization     14.00       $100,189        $91,076       $82,908



Aggregate Net Present Value - Per Share(j)
-------------------------------------------


Discount Rate:                                  12.00%        14.00%         16.00%
--------------

Terminal Year                      12.00         $3.29          $3.02          $2.77
Multiple of Earnings               13.00         $3.54          $3.24          $2.97
Adj. for Goodwill Amortization(k)  14.00         $3.78          $3.46          $3.18

                                                                Ryan, Beck & Co.
                                   FOOTNOTES
--------------------------------------------------------------------------------

Methodology: The Discounted Dividend Analysis produces values given earnings estimates and projections of achievable synergies, over a range of discount rates and terminal year earnings multiples. An initial dividend for tangible capital in excess of a specified target is assumed; earnings in subsequent years are adjusted to reflect the opportunity cost of this distribution. Earnings in excess of those required to maintain BLC Financial Services, Inc.'s tangible equity ratio at the specified targets are dividendable. It should be noted that "Synergies" is defined as cost savings and revenue enhancements which are assumed to approximate 0.00% of BLC Financial Services, Inc.'s non-interest expenses in 2002.

 * Present value = NPV of dividend stream plus terminal year multiple applied to net income less intangible amortization.

(a) Beginning equity for BLC Financial Services, Inc. represents total equity for the period ended 06/30/00, after an initial dividend to reduce BLC Financial Services, Inc.'s tangible equity to assets to specified target tangible capital levels.

(b) Earnings assumption based on BLC Financial Services, Inc. projections for 2001 and certain assumed growth rates for subsequent years.

(c) Assumes a pre-tax rate of 7.00% is earned/(lost) on any capital retained/(dividend) in excess of assumed regular dividend payout. Assumes a tax rate of 36.00%.

(d) No synergies/revenue enhancements are assumed.

(e) Adjusted for income impact of paying dividends in excess of assumed regular dividend payout ratio.

(f) Assumed to pay the maximum dividend possible while maintaining a tangible equity/asset ratio of 30.00%.

(g) Intangibles assumed to be amortized at a rate of $000 per year.

(h) Represents dividends paid in excess of estimated payout ratio of 0.00%.

(i) Includes income impact of cumulative increase (decrease) in equity.

(j) Per share data is based on 26,153,578 diluted shares outstanding, assuming options are cashed out at $3.24 per share.

(k) The terminal year multiple, when applied to terminal year adjusted earnings produces a value which approximates the net present value of the earnings in perpetuity, given certain assumptions regarding growth rates and discount rates.

Company Name            BLC Financial Services, Inc.            Ryan, Beck & Co.

Ticker                                           BLC
Date                                        06/30/00
First Year of Earnings Forecast                 2001

Beginning Assets.............................................     $85,896
Beginning Equity.............................................     $25,091
Beginning Intangibles........................................          $0
2001 Tangible Equity/Tangible Asset Ratio....................        30.0%
2002 Tangible Equity/Tangible Asset Ratio....................        30.0%
2003 Tangible Equity/Tangible Asset Ratio....................        30.0%
2004 Tangible Equity/Tangible Asset Ratio....................        30.0%
2005 Tangible Equity/Tangible Asset Ratio....................        30.0%
Basic Shares Outstanding (w/SOP 93-6)........................  20,467,875
Options Outstanding..........................................   5,270,974
Options Strike Price.........................................       $1.47
Options Cash Out Price.......................................       $3.24
Current Stock Price..........................................       $2.13
Common Stock Equivalents (treasury method of options)........   1,624,700
Convertible Shares...........................................   2,806,893
Diluted Shares Outstanding...................................  24,899,468
Unallocated ESOP Shares (due to SOP 93-6)....................           0
Merger Shares (includes all ESOP shares).....................  26,153,578
Net Income Current Year......................................       5,282
Quarters of Income to Close..................................           1
Retained Earnings to Close...................................      $1,321
2001 Earnings per Share......................................        0.27
2002 Earnings per Share......................................        0.36
Net Income Growth Rate.......................................       32.50%
Net Income Growth Rate - Year 2..............................       20.00%
Net Income Growth Rate - Years 3-5...........................       15.00%
Company (C), RBCO (R), ZACHS (Z) or IBES (I).................           C             Company
Are The Earnings Estimates Basic or Diluted (B or D).........           D           Estimates
Asset Growth Rate............................................       32.50%
Asset Growth Rate..-Year 2...................................       20.00%
Asset Growth Rate..-Years 3-5................................       15.00%
Dividend Payout Ratio........................................        0.00%    2001      6,999
LTM Operating Expenses (Excluding Goodwill Amortization).....      14,363     2002      8,398
Synergies (Y or N)...........................................           N     2003      9,658
2001 Synergies estimate......................................      0.0000%    2004     11,107
2002 Synergies estimate......................................      0.0000%    2005     12,773
2003 Synergies estimate......................................      0.0000%
Synergies Growth Rate........................................        0.00%
Credit for synergies.........................................        0.00%
Bad Debt Recapture? (Y or N).................................           n
Bad Debt Recapture ($).......................................           0
2001 Restructuring Charge (after tax)........................       2,711
Initial Dividend (Y or N)....................................           Y
Intangible Amortization......................................          $0
Tax Rate.....................................................       36.00%
Pre-Tax Earnings Yield.......................................        7.00%
After Tax Earnings Yield.....................................        4.48%
How many extra months discounted do you want?................           3

                                                                Ryan, Beck & Co.

================================================================================

                                                                      [BLC LOGO]

--------------------------------------------------------------------------------







                          BLC FINANCIAL SERVICES, INC.

                             IMPUTED VALUE ANALYSIS





================================================================================


                                                               [RYAN, BECK LOGO]

                                                                Ryan, Beck & Co.

                             IMPUTED VALUE ANALYSIS



ANSWERS THE QUESTION:


"What would Target's value be if it was sold at a price comparable to recent similar transactions?"



METHODOLOGY:

Values the acquisition based on comparable transactions.
In a rational market, buyers and sellers will be similarly influenced by comparable factors.



VALUATION CONSIDERATIONS:

      -     Industry

      -     Capital Levels

      -     Earnings Growth

      -     Asset Mix (ie., loans vs. securities)

      -     Region

      -     Asset Quality

                                                                Ryan, Beck & Co.

                          BLC FINANCIAL SERVICES, INC.
                           IMPUTED VALUATION SUMMARY

                                               PRICE/       PRICE/           PRICE/              PRICE/
                                              EARNINGS       BOOK            REVENUE             ASSETS        MEAN
                                              --------       ----            -------             ------        ----
                                  HIGH         26.97         274.34            6.46                279
                                  LOW           5.39          77.41            0.73              16.78

SPECIALITY LENDER ACQUISITION
PEER GROUP

                                  MEAN         15.38         186.45            2.50              83.34
                                  MEDIAN       14.59         193.74            1.41              62.28


                                  HIGH        $ 5.93        $  3.37          $ 8.32             $ 11.71       $  7.33
                                  LOW         $ 1.19        $  0.95          $ 0.94             $  0.70       $  0.95

BLC'S VALUATION
USING ABOVE BENCHMARKS

                                  MEAN        $ 3.38        $  2.29          $ 3.22             $  3.50       $  3.10
                                  MEDIAN      $ 3.21        $  2.38          $ 1.82             $  2.61       $  2.51

                                                                Ryan, Beck & Co.
                 SELECTED TRANSACTIONS ANNOUNCED SINCE 01/01/98
               WITH DEAL VALUES BETWEEN $50 MILLION $250 MILLION,
        WHERE SELLER IS A SPECIALTY LENDER LOCATED IN THE UNITED STATES

DESCRIPTION OF TRANSACTION

                                                                           DESCRIPTION OF TRANSACTION
                                                        _____________________________________________________________________
                                                           BUYER          BUYER
BUYER NAME                                                 STATE          TICKER         TARGET NAME


AMRESCO, Inc.                                               TX             AMMB           Independence Funding Co.
AMRESCO, Inc.                                               TX             AMMB           Mortgage Investors Corp.
Associates First Capital Corporation                        TX             AFS            Arcadia Financial Ltd.
Bank of America Corporation                                 NC             BAC            Fleetwood Credit Corp.
Capital One Financial Corporation                           VA             COF            Summit Acceptance Corp.
E-LOAN, Inc.                                                CA             EELN           CarFinance.com
FINOVA Group Inc.                                           AZ             FNV            Fremont Financial Corp.
First Investors Financial Services Group, Inc.              TX             FIFS           Auto Lenders Acceptance Corp.
GS Capital Partners II LP                                   NY             --             Media Communications Group
Household International, Inc.                               IL             HI             Decision One Mortgage Co.
Lahaina Acquisitions Inc.                                   FL             LAHA           Accent Group Inc.
Norwest Corporation                                         MN             NOB            Century Business Credit Corp.
Prudential Insurance Company of America                     NJ             --             WMF Group Ltd.
Republic Security Financial Corporation                     FL             RSFC           First New England Financial
Royal Bank of Canada                                        --             RY             Prism Financial Corp.
SLM Holding Corporation                                     VA             SLM            Student Loan Funding Resources Inc.
Textron Inc.                                                RI             TXT            Litchfield Financial Corp.
Transamerica Corporation                                    CA             TA             SBA lending division-4 entities



                                                                           DESCRIPTION OF TRANSACTION
                                                 ___________________________________________________________________________
                                                                                              SELLER    ANNOUNCE   DEAL
BUYER NAME                                       SELLER NAME                                  TICKER    DATE       STATUS

                                                 Independence Funding Company                           06/02/1998 Completed
AMRESCO, Inc.                                    Mortgage Investors Corp.                               07/14/1998 Completed
AMRESCO, Inc.                                    Arcadia Financial Ltd.                      AAC        11/12/1999 Completed
Associates First Capital Corporation             Associates First Capital Corporation        AFS        01/28/1999 Completed
Bank of America Corporation                      Summit Acceptance Corporation                          07/16/1998 Completed
Capital One Financial Corporation                Bank of America Corporation                 BAC        08/23/1999 Completed
E-LOAN, Inc.                                     Fremont General Corporation                 FMT        12/07/1999 Completed
FINOVA Group Inc.                                Fortis, Inc.                                           09/09/1998 Completed
First Investors Financial Services Group, Inc.   First Union Corporation                     FTU        06/25/1998 Completed
GS Capital Partners II LP                        Decision One Mortgage Co., LLC                         07/23/1999 Completed
Household International, Inc.                    Accent Group Incorporated                              07/21/1999 Completed
Lahaina Acquisitions Inc.                        Century Business Credit Corporation                    10/28/1998 Completed
Norwest Corporation                              WMF Group, Ltd.                             WMFG       05/10/2000 Completed
Prudential Insurance Company of America          Deere & Company                             DE         07/14/1999 Completed
Republic Security Financial Corporation          Prism Financial Corporation                 PRFN       03/10/2000 Completed
Royal Bank of Canada                             Thomas L. Conlan Education Foundation                  05/25/2000 Completed
SLM Holding Corporation                          Litchfield Financial Corporation            LTCH       09/22/1999 Completed
Textron Inc.                                     HomeGold Financial, Inc.                    HGFN       10/02/1998 Completed
Transamerica Corporation


                                                                DESCRIPTION OF TRANSACTION
                                                      _______________________________________________
                                                        DEAL VALUE    CONSIDERATION        ACCOUNTING
BUYER NAME                                              ($M)          TYPE                 METHOD

                                                        62.9          Mixed               Purchase
AMRESCO, Inc.                                          167.4          Mixed               Purchase
AMRESCO, Inc.                                          217.5          Mixed               Purchase
Associates First Capital Corporation                   227.0          Cash                Purchase
Bank of America Corporation                             55.0          Common Stock        Purchase
Capital One Financial Corporation                       64.1          Common Stock        Purchase
E-LOAN, Inc.                                           130.4          Cash                Purchase
FINOVA Group Inc.                                       74.8          Cash                Purchase
First Investors Financial Services Group, Inc.         220.0          --                  --
GS Capital Partners II LP                               62.2          Mixed               Purchase
Household International, Inc.                           66.3          Mixed               --
Lahaina Acquisitions Inc.                              213.0          Cash                Purchase
Norwest Corporation                                    106.9          Cash                Purchase
Prudential Insurance Company of America                108.8          Cash                Purchase
Republic Security Financial Corporation                109.7          Cash                Purchase
Royal Bank of Canada                                   117.3          Cash                Purchase
SLM Holding Corporation                                182.7          Cash                Purchase
Textron Inc.                                            96.0          Cash                Purchase
Transamerica Corporation

                                                                Ryan, Beck & Co.

                 SELECTED TRANSACTIONS ANNOUNCED SINCE 01/01/98
               WITH DEAL VALUES BETWEEN $50 MILLION $250 MILLION,
        WHERE SELLER IS A SPECIALITY LENDER LOCATED IN THE UNITED STATES

                              FINANCIALS
------------------------------------------------------------------------------------------------------------------------------------
TARGET NAME                             TA:ASSETS   TA:GROSS LOANS   TA:EQUITY   TA:MANAGED RECEIVABLES  TA:REVENUE    TA:NET INCOME
                                            ($000)       ($000)      ($000)                   ($000)       ($000)          ($000)

Independence Funding Co.                  104,277       50,398            NA                    NA               NA               NA
Mortgage Investors Corp.                   60,386           NA            NA                     0               NA               NA
Arcadia Financial Ltd.                    855,376           NA       249,591             5,260,794          214,641           36,009
Fleetwood Credit Corp.                         NA           NA            NA             2,000,000               NA               NA
Summit Acceptance Corp.                        NA           NA            NA               263,000               NA               NA
CarFinance.com                              6,278           NA            NA                    NA               NA               NA
Fremont Financial Corp.                   777,986      755,284       110,000                    NA               NA               NA
Auto Lenders Acceptance Corp.              96,247       59,559        37,394               150,000               NA               NA
Media Communications Group                     NA           NA            NA                    NA               NA               NA
Decision One Mortgage Co.                  58,000           NA            NA                    NA               NA               NA
Accent Group Inc.                           3,790           NA           N/M                    NA               NA               NA
Century Business Credit Corp.             342,000           NA            NA                    NA               NA               NA
WMF Group Ltd.                            153,426           NA        38,982            13,937,812           59,265            3,597
First New England Financial                    NA           NA            NA                    NA               NA               NA
Prism Financial Corp.                     332,910           NA        42,035               198,294          150,658            8,853
Student Loan Funding Resources Inc.            NA           NA            NA             3,000,000               NA               NA
Litchfield Financial Corp.                340,589           NA        91,288               529,198           28,302           10,381
SBA lending division-4 entities            73,000           NA            NA                    NA               NA               NA

                                MAX       855,376      755,284       249,591            13,937,812          214,641           36,009
                                MIN         3,790       50,398        37,394                     0           28,302            3,597
                                MEAN      246,482      288,414        94,882             2,815,455          113,217           14,710
                                MEDIAN    104,277       59,559        66,662               529,198          104,962            9,617

                                           85,896       31,486        25,091               376,007           26,366            5,282


                              FINANCIALS                               VALUATION
----------------------------------------------------       -------------------------------------------------------------------------
                                          TA:TOTAL         PRICE/LTM         PRICE/       PRICE/        PRICE/
                                        ORIGINATIONS        EARNINGS          BOOK       REVENUE        ASSETS
                                            ($000)             (x)             (%)         (x)            (%)

Independence Funding Co.                          NA              NA             NA           NA         60.48
Mortgage Investors Corp.                   1,250,000              NA             NA           NA           279
Arcadia Financial Ltd.                     2,273,533            5.39          77.41         1.01         25.43
Fleetwood Credit Corp.                            NA              NA             NA           NA            NA
Summit Acceptance Corp.                           NA              NA             NA           NA            NA
CarFinance.com                                    NA              NA             NA           NA            NM
Fremont Financial Corp.                           NA              NA         118.54           NA         16.78
Auto Lenders Acceptance Corp.                     NA              NA         200.03           NA         77.72
Media Communications Group                        NA              NA             NA           NA            NA
Decision One Mortgage Co.                         NA              NA             NA           NA        107.24
Accent Group Inc.                                 NA              NA             NM           NA            NM
Century Business Credit Corp.                     NA              NA             NA           NA         62.28
WMF Group Ltd.                             2,351,317           26.97         274.34         1.80         69.70
First New England Financial                       NA              NA             NA           NA            NA
Prism Financial Corp.                      7,669,000           12.39         260.95         0.73         32.95
Student Loan Funding Resources Inc.               NA              NA             NA           NA            NA
Litchfield Financial Corp.                   429,179           16.78         187.45         6.46         53.64
SBA lending division-4 entities                   NA              NA             NA           NA        131.51

                                MAX        7,669,000           26.97         274.34         6.46        279.00
                                MIN          429,179            5.39          77.41         0.73         16.78
                                MEAN       2,794,606           15.38         186.45         2.50         83.34
                                MEDIAN     2,273,533           14.59         193.74         1.41         62.28

                                             163,568           15.91(1)      284.55(1)      3.47(1)     106.57(1)


(1)  Based on $3.50 a share

                                                                Ryan, Beck & Co.

================================================================================

                                                                      [BLC LOGO]

--------------------------------------------------------------------------------







                      PRO FORMA FINANCIAL STATEMENT IMPACT

             Allied Capital Corporation Acquisition of BLC Financial
                                 Services, Inc.





================================================================================


                                                               [RYAN, BECK LOGO]

                                                                Ryan, Beck & Co.


                      FINANCIAL STATEMENT IMPACT ANALYSIS


ANSWERS THE QUESTION:

"Can Acquiror afford to par a price in the range determined in the Discounted Dividend and Imputed Value Analyses?"



METHODOLOGY:

Analyze impact on key financial variables such as earnings per share and book value per share, among others.



DETERMINATION CONSIDERATIONS:

      -     Acquiror's Earnings and Book Value Dilution

      -     Capital Capacity

      -     Cost Savings Opportunities

      -     Regulatory Environment

                                                                Ryan, Beck & Co.

================================================================================

PRO FORMA FINANCIAL STATEMENT IMPACT                                  [BLC LOGO]

--------------------------------------------------------------------------------




      - We reviewed the analysis (see the following pages) by Allied Capital Corporation and their financial advisor, Jolson Merchant Partners ("JMP"), which provides an estimate of the pro forma impact of the transaction to Allied's balance sheet, income statement, shares outstanding, earnings per share, and book value per share.

      - We also discussed with JMP certain assumptions used in their analysis.

      - Based on our review, the transaction is estimated to be neutral to Allied's earnings per share and accretive to book value.

      - The transaction also permits Allied to achieve certain financial objectives by re-positioning its SBA program and related lending activities as a portfolio company investment.

      - We analyzed the impact of the merger on BLC's values per Allied share based on the exchange ratio of 0.180 shares of Allied common stock for each share of BLC's common stock using pro forma projected 2001 and 2002 earnings per share. That analysis found that, based on such exchange ratio, BLC's equivalent projected 2001 earnings per share would increase by approximately 48% and projected 2002 earnings per share would increase by approximately 36%.


================================================================================


                                                               [RYAN, BECK LOGO]

                                                                Ryan, Beck & Co.


                                  BALANCE SHEET
                                  ( $ in 000's)


                                                                                                 2001 ADJUSTMENTS
                                                                         ----------------------------------------------------------
                                                                             MOVE                                          LOWER
                                              ALLC CONSOLIDATED            ACE OFF           ACE            BLC             ALLC
                                            2001E           2002E          BALANCE         RECAPIT-        ACQUI-          EQUITY
                                          STATUS QUO      STATUS QUO        SHEET         ALIZATION        SITION         ISSUANCE
                                          ----------      ----------        -----         ---------        ------         --------
PRIVATE FINANCE:
    Loans                                $ 1,365,120     $ 1,749,245              --     $    90,430             --             --
    Preferred Stock                           96,326          96,326          27,580              --             --             --
    Equity Securities                         94,530         110,405              --              --         91,715             --
REAL ESTATE:
    Loans                                     70,226          64,932         (18,904)             --             --             --
    Interest in CMBS                         463,251         463,251              --              --             --             --
    Interest in Allied Capital  CMBS          73,207          73,207              --              --             --             --
    IO Strip (REIT)                              292             292              --              --             --             --
    Real estate owned                          5,005           5,005              --              --             --             --
EXPRESS:
    Loans (7a)                                25,722          29,860         (25,722)             --             --             --
    Retained Interest                         19,222          32,688         (19,222)             --             --             --
    I/O Strip                                 23,961          31,496         (23,961)             --             --             --
OTHER:
    Other Assets                              78,633          78,633         (17,626)             --             --             --
    Cash                                         634             634              --              --             --             --
    Total Assets                         $ 2,316,127     $ 2,735,972     ($   77,855)    $    90,430    $    91,715             --

LIABILITIES:
    Debt Other Than SBIC or SBLC           1,037,613       1,210,216         (49,988)         90,430             --         61,256
    Debt, SBIC and SBLC                       86,450          86,450          (9,000)             --             --             --
    Other Liabilities                         27,092          27,092          (3,501)             --             --             --
PREFERRED STOCK                                7,000           7,000              --              --             --             --
EQUITY:
    Common Equity and Paid In Capital      1,160,824       1,387,064              --              --         91,715        (61,256)
    Officer Loans                            (25,926)        (25,926)             --              --             --             --
    Treasury Stock                            (1,404)         (1,404)             --              --             --             --
    Unrealized Appreciation                    4,250           4,250              --              --             --             --
    Retained Earnings                         20,229          41,230         (15,366)             --             --             --
    Total Equity                           1,157,973       1,405,214         (15,366)             --         91,715        (61,256)

    Total Debt & Equity                  $ 2,316,127     $ 2,735,972     ($   77,855)    $    90,430    $    91,715             --



                                                               2002 ADJUSTMENTS
                                                ----------------------------------------------
                                                  MOVE                                LOWER
                                                ACE OFF        ACE         BLC         ALLC              ALLC CONSOLIDATED
                                                BALANCE      RECAPIT-     ACQUI-       EQUITY          2001E            2002E
                                                 SHEET      ALIZATION     SITION      ISSUANCE       PRO FORMA        PRO FORMA
                                                 -----      ---------     ------      --------       ---------        ---------
PRIVATE FINANCE:
    Loans                                            --      $118,930          --          --      $ 1,455,550      $ 1,868,175
    Preferred Stock                              30,338            --          --          --          123,905          126,663
    Equity Securities                                --            --      91,715          --          186,245          202,120
REAL ESTATE:
    Loans                                       (21,026)           --          --          --           51,322           43,906
    Interest in CMBS                                 --            --          --          --          463,251          463,251
    Interest in Allied Capital  CMBS                 --            --          --          --           73,207           73,207
    IO Strip (REIT)                                  --            --          --          --              292              292
    Real estate owned                                --            --          --          --            5,005            5,005
EXPRESS:
    Loans (7a)                                  (29,860)           --          --          --               --               --
    Retained Interest                           (32,688)           --          --          --               --               --
    I/O Strip                                   (31,496)           --          --          --               --               --
OTHER:
    Other Assets                                (26,126)           --          --          --           61,007           52,507
    Cash                                             --            --          --          --              634              634
    Total Assets                              ($110,857)     $118,930     $91,715          --      $ 2,420,418      $ 2,835,760

LIABILITIES:
    Debt Other Than SBIC or SBLC                (61,990)      118,930          --      11,256        1,139,311        1,278,413
    Debt, SBIC and SBLC                          (9,000)           --          --          --           77,450           77,450
    Other Liabilities                            (3,501)           --          --          --           23,591           23,591
PREFERRED STOCK                                      --            --          --          --            7,000            7,000
EQUITY:
    Common Equity and Paid In Capital                --            --      91,715     (11,256)       1,191,283        1,467,523
    Officer Loans                                    --            --          --          --          (25,926)         (25,926)
    Treasury Stock                                   --            --          --          --           (1,404)          (1,404)
    Unrealized Appreciation                          --            --          --          --            4,250            4,250
    Retained Earnings                           (36,367)           --          --          --            4,863            4,863
    Total Equity                                (36,367)           --      91,715     (11,256)       1,173,066        1,449,306

    Total Debt & Equity                       ($110,857)     $118,930     $91,715          --      $ 2,420,418      $ 2,835,760

                                                                Ryan, Beck & Co.


                                INCOME STATEMENT
                                  ($ in 000's)


                                                                                              2001 ADJUSTMENTS
                                                                             --------------------------------------------------
                                                                              MOVE                                      LOWER
                                                 ALLC CONSOLIDATED           ACE OFF           ACE          BLC         ALLC
                                                2001E          2002E         BALANCE         RECAPIT-      ACQUI-      EQUITY
                                              STATUS QUO     STATUS QUO       SHEET         ALIZATION      SITION     ISSUANCE
                                              ----------     ----------       -----         ---------      ------     --------
Investment Income:
  Interest Income                              $246,495       $323,513        ($8,360)       $21,725           --
  Premium Income                                 25,938         34,092        (21,938)            --           --
  Dividends                                       3,915          4,450             --          2,758           --
  Other Income                                      211            200            (11)            --           --
  Total Investment Income                       276,558        362,255        (30,308)        24,483           --
Other Income:
  Advisory Fees                                   2,500          2,500             --             --        7,000
  Syndication Fees                                1,000          2,000             --             --           --
   Other Income                                   5,907          7,618             --             --           --
  Officer Note Income                             1,607          1,607             --             --           --
Total Income                                    287,572        375,980        (30,308)        24,483        7,000

Expenses:
  Interest Expense                               77,759        100,390             --          5,931           --
  Employee Costs                                 35,214         41,104         (7,068)            --           --
  Other Operating                                16,851         19,557         (2,594)            --           --
  Cut-Off Award                                     202            202             --             --           --
  Formula Award                                      --             --             --             --           --
Total Expenses                                  130,025        161,253         (9,661)         5,931           --

Net Investment Income                           157,547        214,727        (20,647)        18,552        7,000

Realized/Unrealized Gains/Losses:
  Net Investment Gains                           29,000         36,000             --             --           --
  Net Unrealized Gains/Losses                     5,000         10,000             --             --           --
Total Realized/Unrealized Gains/Losses           34,000         46,000             --             --           --

Income Tax Expense                                   --             --             --             --           --

NET INCOME                                     $191,547       $260,727       ($20,647)       $18,552       $7,000


Basic Earnings per share                          $2.24          $2.72
Diluted Earnings per share                        $2.24          $2.70

Weighted Avg. Shares Outstanding                 85,447         95,757                                      4,140       (2,018)

Diluted Weighted Avg. Shares Outstanding         85,550         96,499


                                                             2002 ADJUSTMENTS
                                                -------------------------------------------------
                                                 MOVE                                    LOWER
                                                ACE OFF          ACE           BLC        ALLC             ALLC CONSOLIDATED
                                                BALANCE        RECAPIT-       ACQUI-      EQUITY         2001E           2002E
                                                 SHEET        ALIZATION      SITION      ISSUANCE      PRO FORMA       PRO FORMA
                                                 -----        ----------     ------      --------      ---------       ---------
Investment Income:
  Interest Income                              ($ 9,988)       $28,850           --                     $259,860       $342,375
  Premium Income                                (33,092)            --           --                        4,000          1,000
  Dividends                                          --          3,034           --                        6,673          7,484
  Other Income                                       --             --           --                          200            200
  Total Investment Income                       (43,080)        31,884           --                      270,733        351,058
Other Income:
  Advisory Fees                                      --             --        9,500                        9,500         12,000
  Syndication Fees                                   --             --           --                        1,000          2,000
   Other Income                                      --             --           --                        5,907          7,618
  Officer Note Income                                --             --           --                        1,607          1,607
Total Income                                    (43,080)        31,884        9,500                      288,747        374,284

Expenses:
  Interest Expense                                   --          4,769           --                       83,689        105,159
  Employee Costs                                 (9,129)            --           --                       28,146         31,975
  Other Operating                                (2,776)            --           --                       14,257         16,781
  Cut-Off Award                                      --             --           --                          202            202
  Formula Award                                      --             --           --                           --             --
Total Expenses                                  (11,905)         4,769           --                      126,295        154,117

Net Investment Income                           (31,175)        27,115        9,500                      162,453        220,167

Realized/Unrealized Gains/Losses:
  Net Investment Gains                               --             --           --                       29,000         36,000
  Net Unrealized Gains/Losses                        --             --           --                        5,000         10,000
Total Realized/Unrealized Gains/Losses               --             --           --                       34,000         46,000

Income Tax Expense                                   --             --           --                           --             --

NET INCOME                                     ($31,175)       $27,115       $9,500                     $196,453       $266,167


Basic Earnings per share                                                                                   $2.24          $2.72
Diluted Earnings per share                                                                                 $2.24          $2.70

Weighted Avg. Shares Outstanding                                              4,140       (1,960)         87,568         97,937
Diluted Weighted Avg. Shares Outstanding                                                                  87,671         98,679

                                                                Ryan, Beck & Co.

================================================================================

                                                                      [BLC LOGO]

--------------------------------------------------------------------------------








                          BLC FINANCIAL SERVICES, INC.

                              BREAK EVEN ANALYSIS








================================================================================


                                                               [RYAN, BECK LOGO]

                                                                Ryan, Beck & Co.


                              BREAK-EVEN ANALYSIS




ANSWERS THE QUESTION:


"At what rate would the Company's earnings have to grow such that the future stock price would equal today's acquisition price?"



METHODOLOGY:

Determines the earnings growth rate necessary to meet a certain price target while maintaining the Company's current price / earnings ratio.



INPUT ASSUMPTIONS:

      -     Projected Earnings

      -     Annual Growth in Assets

      -     Price / Earnings Multiple

      -     Discount Rate

      -     Dividend Payout Ratio

                                                                Ryan, Beck & Co.

                          BLC FINANCIAL SERVICES, INC.

                         ANALYSIS OF BREAKEVEN RETURNS


  REQUIRED FIVE YEAR COMPOUND ANNUAL GROWTH RATE OVER 2001 ESTIMATED EARNINGS

                         OFFER VALUE OF $3.50 PER SHARE
                              65% PREMIUM TO MARKET
                            285% TANGIBLE BOOK VALUE
                                 13.0X 2001E EPS

              TERMINAL YEAR                     DISCOUNT RATE
               MULTIPLE OF        ---------------------------------------------
                EARNINGS             14.0%        15.0%      16.0%     17.0%
                  10.0x              25.5%        26.9%      28.7%     30.0%
MARKET
MULTIPLES
                  12.0x              20.0%        21.6%      22.6%     24.1%


                  14.0x             15.5%         16.7%      18.4%     19.5%
ACQUISITION
MULTIPLES

                  16.0x             11.7%         13.0%      14.2%     15.5%

                          BLC FINANCIAL SERVICES, INC.          Ryan, Beck & Co.
                         ANALYSIS OF BREAKEVEN RETURNS


ASSUMPTIONS:


                                                  DIVIDEND PAYOUT RATIO:
   2001E EPS:    $0.27[1]                 YEAR 1    0.00%        YEAR 6    0.00%
DISCOUNT RATE:     15%                    YEAR 2    0.00%        YEAR 7    0.00%
 ASSET GROWTH:     20%[2]                 YEAR 3    0.00%        YEAR 8    0.00%
          P/E:   11.0x                    YEAR 4    0.00%        YEAR 9    0.00%
  STOCK PRICE:   $2.13  10/30/00          YEAR 5    0.00%        YEAR 10   0.00%



                              OFFER VALUE = $3.25
                             53% PREMIUM TO MARKET
                          264% TANGIBLE BOOK VALUE(3)

                               REQUIRED
YEAR                            MARKET                         NECESSARY
ENDED    SHARES      TOTAL      VALUE/    IMPLIED    IMPLIED    EARNINGS
06/30   OWNED[4]  ASSETS[2,3]  SHARE[5]  LTM EPS[6]    ROA     GROWTH[7]
-----   --------  -----------  --------  ----------  -------   ---------
2001       1.00       85.9       2.13       $0.27     6.77%        N/A
2002       1.00      103.1       4.30        0.43     8.98%     59.26%
2003       1.00      123.7       4.94        0.49     8.53%     34.72%
2004       1.00      148.4       5.68        0.57     8.27%     28.28%
2005       1.00      178.1       6.54        0.65     7.86%     24.56%
2006       1.00      213.7       7.52        0.75     7.56%     22.67%
2007       1.00      256.5       8.65        0.86     7.22%     21.30%
2008       1.00      307.8       9.94        0.99     6.93%     20.40%
2009       1.00      369.4      11.43        1.14     6.65%     19.73%
2010       1.00      443.2      13.15        1.31     6.37%     19.18%
2011       1.00      531.9      15.12        1.51     6.11%     18.78%
2012       1.00      638.2      17.39        1.74     5.87%     18.46%



                               OFFER VALUE = $3.5
                             65% PREMIUM TO MARKET
                          285% TANGIBLE BOOK VALUE(3)


                               REQUIRED
YEAR                            MARKET                         NECESSARY
ENDED    SHARES      TOTAL      VALUE/    IMPLIED    IMPLIED    EARNINGS
06/30   OWNED[4]  ASSETS[2,3]  SHARE[5]  LTM EPS[6]    ROA     GROWTH[7]
-----   --------  -----------  --------  ----------  -------   ---------
2001       1.00       85.9       2.13       $0.27     6.77%        N/A
2002       1.00      103.1       4.63        0.46     9.61%     70.37%
2003       1.00      123.7       5.32        0.53     9.23%     40.11%
2004       1.00      148.4       6.12        0.61     8.85%     31.22%
2005       1.00      178.1       7.04        0.70     8.46%     26.89%
2006       1.00      213.7       8.10        0.81     8.16%     24.57%
2007       1.00      256.5       9.31        0.93     7.81%     22.89%
2008       1.00      307.8      10.71        1.07     7.49%     21.74%
2009       1.00      369.4      12.31        1.23     7.17%     20.87%
2010       1.00      443.2      14.16        1.42     6.90%     20.25%
2011       1.00      531.9      16.28        1.63     6.60%     19.70%
2012       1.00      638.2      18.73        1.87     6.31%     19.24%



                              OFFER VALUE = $3.75
                             76% PREMIUM TO MARKET
                          305% TANGIBLE BOOK VALUE(3)


                               REQUIRED
YEAR                            MARKET                         NECESSARY
ENDED    SHARES      TOTAL      VALUE/    IMPLIED    IMPLIED    EARNINGS
06/30   OWNED[4]  ASSETS[2,3]  SHARE[5]  LTM EPS[6]    ROA     GROWTH[7]
-----   --------  -----------  --------  ----------  -------   ---------
2001       1.00       85.9       2.13       $0.27     6.77%        N/A
2002       1.00      103.1       4.96        0.50    10.45%     85.19%
2003       1.00      123.7       5.70        0.57     9.92%     45.30%
2004       1.00      148.4       6.56        0.66     9.58%     34.71%
2005       1.00      178.1       7.54        0.75     9.07%     29.10%
2006       1.00      213.7       8.67        0.87     8.77%     26.37%
2007       1.00      256.5       9.98        1.00     8.40%     24.39%
2008       1.00      307.8      11.47        1.15     8.05%     23.00%
2009       1.00      369.4      13.19        1.32     7.70%     21.94%
2010       1.00      443.2      15.17        1.52     7.39%     21.17%
2011       1.00      531.9      17.45        1.74     7.05%     20.48%
2012       1.00      638.2      20.06        2.01     6.78%     20.02%


Notes:
-------------------
(1) 2001 EPS reflects an earnings estimate of $0.27 per share as provided by the Company.
(2) Assets assumed to grow at 20% per year.
(3) Initially as reported in the Company's financial statements dated June 30, 2000.
(4) Assumes dividends are reinvested in common shares at the end of the previous period market price.
(5) Equates to required market value divided by shares owned. Required market value equates to initial offer value compounded annually at the discount rate.
(6) Equates to required market value divided by P/E.
(7) Compound annual growth rate of earnings necessary to provide the same increase in value to shareholders as the initial offer value, assuming a 15.0% discount rate, a 10.0x P/E ratio and the specified dividend payout ratio.

                                                                Ryan, Beck & Co.

Inputs for Calculations:
     Company Name                            BLC Financial Services, Inc.
     Current Market Price                              2.13
     Offer Price    Case 1                             3.25
                    Case 2                             3.50
                    Case 3                             3.75
     Shares O/S                                   21.535514 MM
     Assets                                              86 MM
     Tang. Book Value per share                        1.23


Inputs For Assumptions Box:
     Dividend Payout Ratio - Year 1                    0.00%
     Dividend Payout Ratio - Year 2                    0.00%
     Dividend Payout Ratio - Year 3                    0.00%
     Dividend Payout Ratio - Year 4                    0.00%
     Dividend Payout Ratio - Years 5-11                0.00%

     EPS Estimate                                      $0.27
     Year for Earnings Estimate                         2001
     Discount Rate                                       15%
     Asset Growth Rate                                   20%
     Price/Earnings Ratio                              10.0x

Inputs For Footnotes
     Financial Statement Date                     06/30/2000
     Fiscal Year End                                   06/30
     Earnings Estimate                                     C
     (Z=Zachs, R=RBCO, C=Company, I=I/B/E/S)

Inputs For Summary
     Specify Market Multiples:
                                                        10.0  x
                                                        12.0  x
     Specify Acquisition Multiples:
                                                        14.0  x
                                                        16.0  x
     Specify Discount Rates:
                                                       14.0%
                                                       15.0%
                                                       16.0%
                                                       17.0%

                                                                Ryan, Beck & Co.

================================================================================

                                                                      [BLC LOGO]

--------------------------------------------------------------------------------





                       ADVANTAGE OF THE TRANSACTION TO BLC
                                  STOCKHOLDERS





================================================================================


                                                               [RYAN, BECK LOGO]

                                                                Ryan, Beck & Co.

================================================================================

ADVANTAGES OF THE TRANSACTION TO BLC SHAREHOLDERS

--------------------------------------------------------------------------------



- The price of approximately $3.50 per share represents a 65% premium to the market price of $2.125 as of October 27, 2000. The price also represents a 88% premium to the 30-day trailing average price of $1.86. During 2000
      BLC Financial Services, Inc. stock has traded between $1.50 - $3.13. The price represents a 2.85x BLC's book value per share of $1.23 as of June 30, 2000.

-     The transaction is structured as a tax-free exchange.

- BLC shareholders will receive a stock that has historically paid a high dividend (vs. no dividends for BLC common stock). As a RIC, Allied is required to pay out approximately 90% of its net income to shareholders. Dividends paid in 1999 totaled $1.60 and dividends paid during the first three quarters of 2000 totaled $1.36. The most recent $0.46 dividend declared in the third quarter represents an annualized dividend of $1.84.

- Shareholders will receive a stock with greater liquidity. Allied has approximately 80 million shares outstanding vs. 21 million shares for BLC. Average daily trading volumes are 434,330 shares ($8,108,941) for Allied and 9,833 shares ($18,309) for BLC.



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                                                               [RYAN, BECK LOGO]
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ADVANTAGES OF THE TRANSACTION TO BLC SHAREHOLDERS

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-     BLC common stockholders will receive 0.180 shares of Allied for each BLC share they own. BLC's 21,535,514 common shares as of September 11, 2000 would be exchanged for approximately 3.9 million shares of Allied, or 4.8% of the existing 80.75 million shares outstanding prior to the transaction. Additional shares would be issued to BLC warrant, option and debenture holders who converted.



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                    RELATIONSHIP WITH RYAN, BECK & CO., INC.





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HISTORY OF RELATIONSHIP WITH BLC, ALLIED AND FUTURONICS

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-     Ryan, Beck was retained on February 16, 2000 by BLC Financial Services,
      Inc. to pursue a private placement of debt securities. Due to market conditions, a transaction was not completed within the engagement period and Ryan, Beck did not receive any compensation. Ryan, Beck's research department does not provide published investment analysis on BLC Financial Services, Inc.

- Ryan, Beck has not had a prior investment banking relationship with Allied Capital Corporation. Ryan, Beck's research department does not provide published investment analysis on Allied Capital Corporation. Ryan, Beck is not a market maker in Allied Capital Corporation's Common Stock.

- Futuronics Corporation, a holder of 12% of BLC's common stock, has retained Ryan, Beck as its financial advisor. Ryan, Beck has not had a prior investment banking relationship with Futuronics.




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